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                                 FIRST AMENDMENT TO
                             REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT (this "FIRST AMENDMENT"), dated as of May 31, 1998, is among QUIXOTE CORPORATION, a Delaware corporation ("QUIXOTE"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation ("EAS"), QUIXOTE LASER CORPORATION (f/k/a Disc Manufacturing, Inc.), a Delaware corporation ("DMI"), QUIXOTE STENO CORPORATION (f/k/a Stenograph Corporation), a Delaware corporation ("STENOGRAPH"), LEGAL TECHNOLOGIES, INC., a Delaware corporation ("LTI"), TRANSAFE CORPORATION, a Delaware corporation ("TRANSAFE"), LITIGATION COMMUNICATIONS, INC., a Delaware corporation ("LCI") SPIN-CAST PLASTICS, INC., an Indiana corporation ("SPIN-CAST"), QUIXOTE LSI CORPORATION (f/k/a Litigation Services, Inc.), a Delaware corporation ("LSI"), E-TECH TESTING SERVICES, INC., a Delaware corporation ("E-TECH"), ROADWAY SAFETY SERVICE, INC., a Delaware corporation ("ROADWAY"), and SAFE-HIT CORPORATION, a Nevada corporation ("SAFE-HIT"), certain lenders signatory hereto ("LENDERS"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as agent for the Lenders hereunder ("AGENT"). Quixote, EAS, DMI, LTI, Stenograph, Transafe, LCI, Spin-Cast, LSI, E-Tech, Roadway and Safe-Hit are individually and collectively referred to herein as "BORROWER." This First Amendment shall amend that certain Amended and Restated Loan Agreement dated as of June 30, 1997 among the Borrower, the Lenders and the Agent (the "LOAN AGREEMENT").

                                    WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Loan Agreement; and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects as set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:


1.   AMENDMENTS TO THE LOAN AGREEMENT.

1.1 TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

1.2 SECTION 1. Section 1 of the Loan Agreement is hereby amended as of the date hereof by deleting the definition of "Base Rate" in its entirety and the following is hereby inserted in lieu thereof:

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          "Base Rate" shall mean that rate of interest per year announced from time to time by Agent called its prime rate, which rate may not at any time be the lowest rate charged by Agent. Changes in the rate of interest on the Revolving Credit Loan or the Term Loan resulting from a change in the Base Rate shall take effect on the date set forth in each announcement for a change in the Base Rate.

2.   REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby remakes, as at the date of execution hereof, all of the representations and warranties set forth in Section 4 of the Loan Agreement as amended hereby and additionally represents and warrants that:
(a) the borrowings under the Loan Agreement as amended hereby, the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of its obligations under this First Amendment and the Loan Agreement as amended hereby are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b) no Default or Event of Default under the Loan Agreement as amended hereby has occurred and is continuing on the date of execution hereof.

3.   CONDITIONS OF EFFECTIVENESS.

          The effectiveness of this First Amendment is subject to the conditions precedent that the Agent shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Agent may request:

          (a)  FIRST AMENDMENT.  This First Amendment;

          (b) RESOLUTIONS/INCUMBENCY. A certificate from the Secretary or Assistant Secretary of each Borrower certifying the name(s) of the officer or officers of the Borrower authorized to sign this First Amendment and the other documents provided for in this First Amendment, together with a sample of the true signature of each such officer (the Agent may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein) and true copies of a resolutions of the Board of Directors of each Borrower authorizing or ratifying the execution, delivery and performance, of this First Amendment, the Loan Agreement as amended hereby, and the other documents provided for in this First Amendment;

          (c) NO DEFAULT - REPRESENTATIONS ACCURATE. A certificate of each Borrower, dated the date hereof, that (i) no Default or Event of Default has occurred and is

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     continuing and (ii) all representations and warranties contained in the
     Loan Agreement as further amended hereby are true and complete as of the date hereof; and

          (d)  MISCELLANEOUS.  Such other documents as the Agent may request.

4.   MISCELLANEOUS.

4.1 COUNTERPARTS. This First Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

4.2 SUCCESSORS AND ASSIGNS. This First Amendment and the Loan Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns.

4.3 CAPTIONS. Captions in this First Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

4.4 FEES. The Borrower agrees to pay or reimburse the Agent for all reasonable costs and expenses of preparing and seeking advice in regard to this First Amendment and any document or instrument executed in connection herewith and therewith (including legal fees and reasonable time charges of attorneys who may be employees of the Agent, whether in or out of court, in original or appellate proceedings or in bankruptcy).

4.5 CONSTRUCTION. THIS FIRST AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY AND ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. AGENT, EACH LENDER AND BORROWER AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER AGREES NOTHING HEREIN SHALL PRECLUDE AGENT, ANY LENDER OR BORROWER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

4.6 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND

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EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY
(RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTON, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS FIRST AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE OTHER AGREEMENTS.

4.7 AMENDMENT TO LOAN AGREEMENT. This First Amendment shall be deemed to be an amendment to the Loan Agreement. All references to the Loan Agreement in any other document or instrument shall be deemed to refer to the Loan Agreement as amended hereby. As hereby amended, the Loan Agreement is hereby ratified and confirmed in each and every respect.

                             [signature page to follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                        THE NORTHERN TRUST COMPANY,
                                        as Agent and as Lender


                                        By: /s/ Robert T. Jank
                                        Name: Robert T. Jank
                                        Title: Senior Vice President



                                        LASALLE NATIONAL BANK,
                                        as Lender


                                        By: /s/ Joseph D. Stewart
                                        Name: Joseph D. Stewart
                                        Title: Assistant Vice President



                                        AMERICAN NATIONAL BANK AND
                                        TRUST COMPANY,
                                        as Lender


                                        By:/s/ Kyle Freimuth
                                        Name: Kyle Freimuth
                                        Title: Assistant Vice President


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QUIXOTE CORPORATION                     ENERGY ABSORPTION SYSTEMS, INC.


By: /s/ Leslie J. Jezuit                By: /s/ Leslie J. Jezuit
Name: Leslie J. Jezuit                  Name: Leslie J. Jezuit
Title(s): President and COO             Title(s): Vice Chairman


QUIXOTE LASER CORPORATION               QUIXOTE STENO CORPORATION
(f/k/a Disc Manufacturing, Inc.)        (f/k/a Stenograph Corporation)

By: /s/ Leslie J. Jezuit                By: /s/ Leslie J. Jezuit
Name: Leslie J. Jezuit                  Name: Leslie J. Jezuit
Title(s): President                     Title(s): President


LEGAL TECHNOLOGIES, INC.                TRANSAFE CORPORATION


By: /s/ Leslie J. Jezuit                By: /s/ Leslie J. Jezuit
Name: Leslie J. Jezuit                  Name: Leslie J. Jezuit
Title(s): President                     Title(s): Present & COO


LITIGATION COMMUNICATIONS, INC.         SPIN-CAST PLASTICS, INC.


By: /s/ Leslie J. Jezuit                By: /s/ George D. Ebersole
Name: Leslie J. Jezuit                  Name: George D. Ebersole
Title(s): President                     Title(s): President & COO


QUIXOTE LSI CORPORATION                 SAFE-HIT CORPORATION
(f/k/a Litigation Sciences, Inc.)


By: /s/ Leslie J. Jezuit                By: /s/ George D. Ebersole
Name: Leslie J. Jezuit                  Name: George D. Ebersole
Title(s): President                     Title(s): Chairman & President

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E-TECH TESTING SERVICES, INC.           ROADWAY SAFETY SERVICE, INC.


By: /s/ George D. Ebersole              By: /s/ Leslie J. Jezuit
Name: George D. Ebersole                Name: Leslie J. Jezuit
Title(s): Chairman of the Board         Title(s): President & COO